361 Domestic Long/Short Equity Fund

Class Y (ADMWX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated November 2, 2021, to the Prospectus and

Statement of Additional Information dated March 1, 2021, as amended April 1, 2021,

and the Summary Prospectus dated March 2, 2021, as amended.

Class Y Shares of the 361 Domestic Long/Short Equity Fund are not currently available for purchase.

Please file this Supplement with your records.